UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2009

Great Lakes Dredge & Dock Corporation

(Exact name of Registrant as specified in its charter)

Delaware	001-33225	20-5336063
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

2122 York Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 574-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 — Other Events

On January 1, 2009, Great Lakes Dredge & Dock Corporation. (“the Company”) adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 160, Noncontrolling Interests in Consolidated Financial Statements—an amendment of ARB No. 51 (“FAS 160”).  FAS 160 requires that minority interests be renamed noncontrolling interests and be presented as a separate component of total equity in the consolidated balance sheet.  In addition, the Company must report a consolidated net income (loss) measure that includes the amount attributable to such noncontrolling interests for all periods presented.

FAS 160 is required to be applied prospectively as of the beginning of the fiscal year in which this statement is initially applied, except for the presentation and disclosure requirements, which are required to be applied retrospectively for all periods presented.  The Company reflected the results of its adoption of FAS 160 in the Company’s Quarterly Reports on Form 10-Q for the first two quarters of 2009.  The Company is filing this Current Report on Form 8-K to include the effects of the adoption of FAS 160 on the audited consolidated financial statements of the Company as of December 31, 2008 and 2007 and for each of the years ended December 31, 2008, 2007 and 2006.

The following Items of the Company’s Annual Report on Form 10-K for the year ended December 31, 2008 (the “2008 Form 10-K”) filed with the Securities and Exchange Commission (“SEC”) on March 13, 2009, have been recasted to reflect the Company’s adoption of FAS 160 and are included as Exhibits 99.1, 99.2 and 99.3 to this Current Report on Form 8-K and are incorporated herein by reference: Item 6, Selected Financial Data (Exhibit 99.1); Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations (Exhibit 99.2); and Item 8, Financial Statements and Supplementary Data (Exhibit 99.3).

With respect to the financial statements in the 2008 Form 10-K, the adoption of FAS 160, as reflected in this Form 8-K, affects only the manner in which certain financial information was previously reported and does not change the financial results reported in the 2008 Form 10-K. All other information in the 2008 Form 10-K has not been otherwise updated for events or developments that occurred subsequent to the filing of the 2008 Form 10-K.   The information in this Current Report on Form 8-K should be read in conjunction with the 2008 Form 10-K and any filings made by the Company with the SEC since March 13, 2009.

Item 9.01 — Financial Statements and Exhibits

(d)           Exhibits

The following exhibits are furnished herewith:

23.1 Consent of Deloitte & Touche LLP

99.1	Selected Financial Data (adjusted to reflect the retrospective application of FAS 160)

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations (adjusted to reflect the retrospective application of FAS 160)

99.3	Financial Statements and Supplementary Data (adjusted to reflect the retrospective application of FAS 160)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT LAKES DREDGE & DOCK CORPORATION

/s/ Deborah A. Wensel
Date:	August 10, 2009	Deborah A. Wensel
Senior Vice President
and Chief Financial Officer

EXHIBIT INDEX

Number	Exhibit

23.1	Consent of Deloitte & Touche LLP

99.1	Selected Financial Data (adjusted to reflect the retrospective application of FAS 160)

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations (adjusted to reflect the retrospective application of FAS 160)

99.3	Financial Statements and Supplementary Data (adjusted to reflect the retrospective application of FAS 160)